Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Bayo Odunuga, Chief Executive Officer of AsherXino Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that this Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in this Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, fairly presents, in all material respects, the financial condition and results of operations of AsherXino Corporation.

By: /s/ Bayo O. Odunuga

Name: Bayo Odunuga

Title: Chief Executive Officer

Date: August 7, 2014